Exhibit 10.93


                     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                     ---------------------------------------

          THIS ASSIGNMENT made as of the 21st day of July, 2004, between S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an office at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Assignor") and MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 2000 Westchester Avenue, Purchase, New York 10577 (the "Assignee").

                              W I T N E S S E T H:
                              --------------------

          THAT the Assignor for good and valuable consideration, receipt and sufficiency whereof is hereby acknowledged, hereby absolutely and unconditionally grants, transfers and assigns to the Assignee the entire landlord's right, title and interest in and to all existing leases, tenancies and occupancy agreements (other than the Ground Lease, as hereinafter defined) covering or affecting all or any part of that certain lot or piece or parcel of land and building(s), more particularly described in Exhibit A annexed hereto and made a part hereof (the said premises, together with the buildings and improvements now or hereafter erected thereon, being hereinafter collectively referred to as the "Premises"). This assignment is absolute in nature and not an assignment for additional security only. The term "Ground Lease" shall mean the current ground lease pursuant to which the Assignor presently occupies space at the Premises, which is the "Subject Lease" under the Deed of Trust (defined below).

          THIS Assignment is made TOGETHER WITH all leases, tenancies and occupancy agreements hereafter made (all present and future leases, tenancies and occupancy agreements (other than the Ground Lease) are hereinafter collectively referred to as the "Leases"); this assignment of present and future Leases being effective without any further or supplemental assignment of any nature whatsoever;

          TOGETHER WITH all modifications, extensions and guaranties of all Leases;

          TOGETHER WITH all Rents (as hereinafter defined).

          THIS Assignment is made in connection with a Line of Credit Agreement, of even date herewith, among the Assignor, the Assignee, Smith & Wollensky of Boston LLC and The Smith & Wollensky Restaurant Group, Inc. (the "Loan Agreement"). Pursuant to the Loan Agreement, the Assignee has committed to make Advances (as defined in the Loan Agreement) of up to $2,000,000, on a revolving basis, to the Assignor, subject to and in accordance with the terms of the Loan Agreement. The obligation of the Assignor to repay the Advances and any other amounts owed under the Loan Agreement is evidenced by a certain Promissory Note and secured by, among other things, a certain Leasehold Deed of Trust encumbering the Premises (the "Deed of Trust"), both of even date herewith (the Loan Agreement, the Deed of Trust and the said Note (which terms include all modifications, extensions, increases, renewals and guaranties thereof now or hereafter made) and the other documents and instruments executed and delivered in connection therewith, all as modified, extended, renewed and guaranteed, as applicable, are hereinafter collectively referred to as the "Loan Documents"). All sums payable by the Assignor pursuant to the Loan Documents and all other sums with interest thereon becoming due and payable to the Assignee under the provisions of this Assignment or the other Loan Documents are hereinafter collectively referred to as the "Debt").

          THE ASSIGNOR WARRANTS AND REPRESENTS to the Assignee, in order to induce the Assignee to enter into the Loan Agreement and to accept this Assignment and knowing that the Assignee will rely hereon, that: (i) the Assignor is the sole owner of the entire landlord's interest in the Leases; (ii) the Leases are valid and enforceable and in full force and effect and have not been altered, modified or amended in any manner whatsoever except as herein set forth; (iii) no rent reserved in the Leases has been assigned, pledged or in any manner transferred or hypothecated, except pursuant to (w) that certain Absolute Assignment of Leases and Rents dated August 23, 2002 made by the Assignor to the Assignee and recorded on August 23, 2002 in the Official Records of Clark County, Nevada as Instrument No. 00055, (x) that certain Absolute Assignment of Leases and Rents, dated December 23, 2002, made by the Assignor to the Assignee and recorded on December 23, 2002 in the Official Records of Clark County, Nevada as Instrument No. 00766, (y) that certain Absolute Assignment of Leases and Rents, dated January 30, 2004, made by the Assignor to the Assignee and recorded on January 30, 2004 in the Official Records of Clark County, Nevada as Instrument No. 04360, and (z) this Assignment; and (iv) no rent for any period subsequent to the date of this Assignment has been collected in advance of the time when the same became due under the terms of the Leases.

          THE ASSIGNOR COVENANTS WITH THE ASSIGNEE to observe and perform all the obligations imposed upon the landlord under the Leases and not to do or permit to be done anything to impair the interests granted to the Assignee hereunder; to promptly send to the Assignee copies of all notices of default which the Assignor shall send or receive under the Leases; to enforce the performance or observance of the provisions thereof by the tenants thereunder; not to collect any of the rents, income and profits arising from the Leases and/or the Premises (the "Rents") except as herein below set forth; not to subordinate any of the Leases to any deed of trust (other than the Deed of Trust and any other deed of trust made for the benefit of the Assignee) or other encumbrance or permit, consent, or agree to such subordination without the prior written consent of the Assignee; not to alter, modify or change the terms of any of the Leases nor give any consent to exercise any option required or permitted by such terms without the prior written consent of the Assignee, nor cancel or terminate any of the Leases or accept a surrender thereof, nor convey or transfer, nor suffer or permit a conveyance or transfer of, the Premises, or of any interest therein, so as to effect directly or indirectly, approximately or remotely, a merger of the estates and rights of, or a termination or diminution of the obligations of the tenant thereunder; not to alter, modify or change the terms of any guaranty of any of the Leases nor cancel or terminate such guaranty, without the prior written consent of the Assignee; not to consent to any assignment of, or further subletting under, any of the Leases, without the prior written consent of the Assignee; except as expressly provided in Paragraph 7 of the Deed of Trust, not make, or suffer to be made, any Lease of all or any portion of the Premises, nor otherwise let all or any portion of the Premises, without the prior written consent of the Assignee; at the Assignee's request, to execute any documentation confirming the assignment and transfer to the Assignee of any and all subsequent Leases upon all or any part of the Premises, and to execute and deliver at the request of the Assignee all other further assurances, confirmations and assignments in the Premises as the Assignee shall, from time to time, reasonably require in connection herewith.

          THIS  ASSIGNMENT  IS  MADE  ON  THE  FOLLOWING  TERMS,  COVENANTS  AND
CONDITIONS:

          1. So long as there shall exist no default under any of the Loan Documents (an "Event of Default"), nor any default by the Assignor in the performance of any obligation contained herein and/or in any of the Leases on the part of the Assignor to be performed or to cause to be performed, the Assignee waives the right to enter the Premises for the purpose of collecting the Rents and to let the Premises or any part thereof, and the Assignor may continue to collect the Rents at the time of, but not more than one (1) month prior to, the date provided for the payment thereof, and to retain, use and enjoy the same and to let the Premises or any part thereof, all subject to the provisions hereof and of the Loan Documents.

          2. Upon, or at any time after, the occurrence of any Event of Default, or of any default with respect to any obligation contained herein and/or in any of the Leases on the part of the Assignor to be performed or to cause to be performed, the Assignee, without in any way waiving such default or Event of Default or releasing the Assignor from any obligation hereunder, at its option, without notice and without regard to the adequacy of the indebtedness secured by the Deed of Trust, and irrespective of whether the Assignee shall have commenced a foreclosure of the Deed of Trust, may revoke the right of the Assignor to let all or any portion of the Premises and collect the Rents and may, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Premises and have, hold, manage, lease and operate the same on such terms and for such period of time as the Assignee may in its sole discretion deem proper and either with or without taking possession of the Premises in its own name: (a) make any payment and/or perform any act which the Assignor has failed to make or perform, in such manner and to such extent as the Assignee may deem necessary to protect the interests granted to the Assignee hereunder, or otherwise, including without limitation, the right to appear in and defend any action or proceeding purporting to affect the interests granted to the Assignee hereunder, or the rights or powers of the Assignee; (b) let the Premises or any portion thereof in such manner and for such Rents as the Assignee shall determine in its sole and absolute discretion; and/or (c) demand, sue for, or otherwise collect and receive from all persons and entities (including the Assignor, as provided in the Deed of Trust) all Rents, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to the Assignee and to apply the Rents to the payment of: (i) all expenses of managing the Premises, including, without limitation, the salaries, fees and wages of a managing agent and such other employees as the Assignee may deem necessary or desirable, (ii) all taxes, charges, claims, assessments, water rents, sewer rents, and any other liens, and premiums for all insurance which the Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs, or replacements, and all expenses incidental to taking and retaining possession of the Premises, and (iii) all or any portion of the Debt, together with (iv) all costs and attorneys' fees, in such order of priority as to any of the items mentioned in this clause 2(c), as the Assignee, in its sole discretion, may determine, any statute, law, custom or use to the contrary notwithstanding. The Assignee shall give to the Assignor notice of its revocation, pursuant to this Paragraph 2, of the right to let and collect the Rents within a reasonable time thereafter (except that no such notice shall be necessary if revocation results from a "Event of Default" under the Loan Agreement with respect to which acceleration of debt thereunder is automatic). The exercise by the Assignee of any rights or powers under this Paragraph 2, including, without limitation, the collection of the Rents and the application thereof as herein provided, shall not be considered a waiver by the Assignee of any default by the Assignor under any of the Loan Documents or the Leases or this Assignment, any statute, law, custom or use to the contrary notwithstanding.

          3. The Assignee shall not be liable for any loss sustained by the Assignor resulting from the Assignee's failure to let the Premises after default or from any other act or omission of the Assignee in managing the Premises after default, unless such loss is caused by the gross negligence, willful misconduct or bad faith of the Assignee. Nor shall the Assignee be obligated to perform or discharge, nor does the Assignee hereby undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this Assignment, and the Assignor shall, and does hereby agree, to indemnify the Assignee for, and to hold the Assignee harmless from, any and all liability, loss or damage which may or might be incurred under any of the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against the Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases, unless resulting from the willful misconduct, gross negligence or bad faith of the Assignee. Should the Assignee incur any such liability under any of the Leases or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses and attorneys' fees shall be secured by the Deed of Trust, and the Assignor shall reimburse the Assignee therefor within five (5) days after written demand and, upon the failure of the Assignor so to do within such five (5) day period, the Assignee may, at its option, declare all sums secured by the Deed of Trust immediately due and payable. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Premises upon the Assignee, nor for the carrying out of any of the terms and conditions of any of the Leases; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises by the tenants or any other parties, nor for any dangerous or defective condition of the Premises, nor for any negligence in the management, upkeep, repair or control of the Premises resulting in loss, injury or death to any tenant, licensee, employee or stranger, unless resulting from the willful misconduct, gross negligence or bad faith of the Assignee.

          4. Upon payment in full by the Assignor of the Debt, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer, agent or attorney of the Assignee showing any part of the Debt to remain unpaid shall be and constitute presumptive evidence of the validity, effectiveness and continuing force of this Assignment and any person may, and is hereby authorized to, rely thereon; provided, however, that the full reconveyance of the Deed of Trust by the Assignee shall conclusively terminate this Assignment. The Assignor hereby authorizes and directs the tenants named in the Leases or any other tenants or future tenants or occupants of all or any portion of the Premises, upon receipt from the Assignee of written notice to the effect that the Assignee is then the beneficiary of the Deed of Trust and the indebtedness secured thereby and that a default exists thereunder or under this Assignment, to pay over to the Assignee (or as the Assignee may direct) all rents, income and profits arising or accruing under the Leases or from the Premises and to continue so to do until otherwise notified by the Assignee.

          5. The Assignee may take or release any security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any security held by it to the satisfaction of the Debt without prejudice to any of its rights under this Assignment.

          6. Anything in this Assignment or in any of the other Loan Documents to the contrary notwithstanding, the Assignor shall indemnify and hold the Assignee harmless and defend the Assignee at the Assignor's sole cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements of the Assignee's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with (i) any ongoing matters arising out of the transaction contemplated hereby, the Debt, this Assignment, any other Loan Document or the Leases, including, but not limited to, all costs of reappraisal of the Leases, whether required by law, regulation, the Assignee or any governmental or quasi-governmental authority,
(ii) any amendment to, or restructuring of, the Debt and this Assignment, any of the other Loan Documents or the Leases, and (iii) any and all lawful action that may be taken by the Assignee in connection with the enforcement of the provisions of this Assignment, the other Loan Documents or the Leases, whether or not suit is filed in connection with the same, or in connection with the Assignor, any guarantor of the Debt or any tenant and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding. The foregoing indemnity shall not apply to matters resulting from the gross negligence, willful misconduct or bad faith of the Assignee. All sums expended by the Assignee shall be payable within five (5) days after written demand and, until reimbursed by the Assignor pursuant hereto, shall be deemed additional principal of the Debt and secured by this Assignment, and shall bear interest at the Default Rate (as defined in the Deed of Trust). The obligations of the Assignor under this paragraph shall, notwithstanding any exculpatory or other provisions of any nature whatsoever set forth in this Assignment, or any of the other Loan Documents, constitute the personal recourse undertakings, obligations and liabilities of the Assignor.

          7. Nothing herein contained, and no act done or omitted by the Assignee pursuant to the powers and rights granted to it hereunder, shall be deemed to be a waiver by the Assignee of its rights and remedies under the Deed of Trust or any of the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by the Assignee under the terms thereof. The rights of the Assignee to collect the Debt, and to enforce any security therefor held by it, may be exercised by the Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. The Assignor hereby absolutely, unconditionally and irrevocably waives any and all right to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of the Assignor under this Assignment, the other Loan Documents or otherwise with respect to the matters covered by the Loan Agreement in any action or proceeding brought by the Assignee to collect same, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by the Deed of Trust or any other Loan Document securing repayment of same, in whole or in part (provided, however, that the foregoing shall not be deemed a waiver of the Assignor's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the Assignor's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Assignee in any separate action or proceeding).

          8. Nothing herein contained shall be construed as constituting the Assignee a "mortgagee in possession" (or equivalent) in the absence of the taking of actual possession of the Premises by the Assignee pursuant to the provisions herein contained. In the exercise of the powers herein granted to the Assignee, no liability shall be asserted or enforced against the Assignee, all such liability being expressly waived and released by the Assignor.

          9. In case of any inconsistency or conflict between the terms of this Assignment and the terms of the Deed of Trust, the terms of this Assignment shall in all cases govern and control.

          10. The Assignor will, at the cost of the Assignor, and without expense to the Assignee, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as the Assignee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto the Assignee the property and rights hereby assigned or intended now or hereafter so to be, or which the Assignor may be or may hereafter become bound to convey or assign to the Assignee, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes the Assignee to execute in the name of the Assignor to the extent the Assignee may lawfully do so, one or more financing statements or comparable security instruments, to evidence more effectively the lien hereof upon the Leases.

          11. All notices given pursuant hereto shall be given (and deemed received) in the manner set forth in the Loan Agreement.

          12. This Assignment, together with the covenants, representations and warranties herein contained, shall inure to the benefit of the Assignee and any subsequent beneficiary of the Deed of Trust and shall be binding upon the Assignor, and its successors and assigns and any subsequent owner of the Premises.

          13. This Assignment may only be modified, amended or changed by an agreement in writing signed by the Assignor and the Assignee, and may only be released, discharged or satisfied of record by an agreement in writing signed by the Assignee. No waiver of any term, covenant or provision of this Assignment shall be effective unless given in writing by the Assignee and if so given by the Assignee shall only be effective in the specific instance in which given. Whenever possible, each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be unenforceable or prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such unenforceability, prohibition or invalidity, without invalidating the remaining provisions of this Assignment. The Assignor acknowledges that this Assignment and the other Loan Documents set forth the entire agreement and understanding of the Assignor and the Assignee with respect to the matters covered by the Loan Agreement and that no oral or other agreement, understanding, representation or warranty exists with respect thereto other than those set forth in this Assignment and the other Loan Documents.

          14. The Assignor hereby irrevocably and unconditionally waives, and the Assignee by its acceptance of the Deed of Trust and this Assignment irrevocably and unconditionally waives, any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Assignment and any other Loan Documents heretofore, now or hereafter executed and/or delivered in connection therewith, the Advances or in any way related to this transaction or otherwise with respect to the Premises or the Leases.

          15. The Assignor acknowledges and agrees that, upon recordation of this Assignment, the Assignee's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to the Assignor and all third parties, including without limitation any subsequently appointed trustee in any case under the Bankruptcy Code (as defined in the Deed of Trust), without the necessity of (i) commencing a foreclosure action with respect to the Deed of Trust, (ii) furnishing notice to the Assignor or tenants under the Leases, (iii) making formal demand for the Rents, (iv) taking possession of the Premises as mortgagee-in-possession (or equivalent), (v) obtaining the appointment of a receiver of the rents and profits of the Premises, (vi) sequestering or impounding the Rents, or (vii) taking any other affirmative action.

          16. The Assignor acknowledges and agrees that all Rents shall be deemed to be "Cash Collateral" under Section 363 of the Bankruptcy Code in the event that the Assignor files a voluntary petition in bankruptcy or is made subject to any involuntary bankruptcy proceeding. After the filing of such petition, the Assignor may not use Cash Collateral without the consent of the Assignee and/or an order of any bankruptcy court pursuant to Section 363(b)(2) of the Bankruptcy Code.

          17. It is expected that all Advances, if any, made pursuant to the Loan Agreement will be disbursed from the State of New York, which state the parties agree has a substantial relationship to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance. This Assignment and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in New York State and any applicable laws of the United States of America, without regard to conflict of law rules and principles. Notwithstanding such provisions, however, matters respecting title and the creation, perfection, priority and foreclosure or exercise of any power of sale or similar remedy (including, without limitation, all matters concerning the nature of any interest in property that results therefrom) of the lien encumbering the collateral covered by this Assignment shall be governed by, and construed and enforced in accordance with, the internal law of the State of Nevada without giving effect to the conflicts of law rules and principle of such state.

                  [Remainder of page left intentionally blank]

          IN WITNESS WHEREOF, this Assignment has been executed by the Assignor the day and year first above written.

                            S&W OF LAS VEGAS, L.L.C.

                                By:      The Smith & Wollensky Restaurant
                                         Group, Inc., Sole Member

                                By:/s/ Alan M. Mandel
                                   ---------------------------------------
                                         Name:  Alan M. Mandel
                                         Title: Secretary



STATE OF NEW YORK   )
                    ss.:
COUNTY OF NEW YORK  )

         On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        __________________________________
                                        Notary Public

                                    EXHIBIT A
                                    ---------

                         (Legal Description of Premises)

All that real property situated in the County of Clark, State of Nevada, bounded and described as follows:

The South 120 feet of the West Half (W 1/2) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4);

AND

The North 10 feet of the West One-Half (W 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section 21, Township 21 South, Range 61 East, M.D.B. & M.

EXCEPTING THEREFROM all State and County roads and highways.

Assessor's Parcel No. 162-21-301-014





                            S&W OF LAS VEGAS, L.L.C.

                                       AND

                           MORGAN STANLEY DEAN WITTER

                       COMMERCIAL FINANCIAL SERVICES, INC.

                   __________________________________________
                               ABSOLUTE ASSIGNMENT
                               OF LEASES AND RENTS

                   ___________________________________________

                          Dated:            As of July  ___, 2004

                          Location:         3767 Las Vegas Boulevard
                                            South Las Vegas, Nevada

                          RECORD AND RETURN TO:

                          Herrick, Feinstein LLP
                          2 Park Avenue
                          New York, New York 10016
                          Attention:  Stephen D. Brodie, Esq.